                                  EXHIBIT NO.5

                     THE VARIABLE ANNUITY APPLICATION FORM

================================================================================


                                   WELCOME TO


                                 NATIONWIDE LIFE
                                INSURANCE COMPANY





                                  SPECIMEN COPY



APO-4453-OH                                                          (O4/1999)
================================================================================

                        NATIONWIDE LIFE INSURANCE COMPANY
                                                                [P.O. Box 16786], Columbus, OH [43216-6786]
===========================================================================================================
A.   CONTRACT OWNER
===========================================================================================================
     Name of Contract Owner (last, first, middle initial)                                    Sex  M   /   F
                                                          ------------------------------
     Date of Birth       /       /       Age Last Birthday       Social Security Number
                    -------------------                    ---                          ---------------------

     Address                                    City                 State            Zip
            -----------------------------------       ---------------      ----------      ------------------
     County                       Relationship to Proposed Insured
            ----------------------                                 ------------------------------------------
=============================================================================================================
B.   PROPOSED INSURED
=============================================================================================================
     Name of Proposed Insured (last, first, middle initial)                                   Sex  M   /   F
                                                            -------------------------------
     Height       Ft.      In.      Weight             lbs.
            ------    -----               -------------
     Date of Birth      /       /          Age Last Birthday    Social Security Number
                    -----------------                       ---                       -----------------------
     Address                             City                      State                    Zip
             --------------------------       ------------------        ----------------        -------------
     County                        Type of Employment                    Marital Status: Married Single Other
            ----------------------                    ------------------
     Daytime Telephone Number    (     )                       Best Time To Call:       A.M.            P.M.
                                 -------------------------                        ----           ----
     Evening Telephone Number    (     )                       Best Time To Call:       A.M.            P.M.
                                 -------------------------                        ----           ----
=============================================================================================================
C.   ANNUITANT  (Please complete if different than proposed Insured)
=============================================================================================================
     Name of Proposed Insured (last, first, middle initial)                                     Sex  M  /  F
                                                            ----------------------------
     Date of Birth         /       /        Age Last Birthday       Social Security Number
                    --------------------                      ---                           -----------------
     Address                             City                           State                   Zip
            ----------------------------     ---------------------------     ------------------    -----------

=============================================================================================================
D. PART I - MEDICAL QUESTIONS (To be answered by the proposed Insured)
=============================================================================================================
 If any question in Part 1 is answered "Yes", the proposed insured is ineligible for coverage.
                                                                                                    YES   NO
1.  During the past 10 YEARS, have you been diagnosed, had symptoms of, consulted for, or been treated by a member of the medical profession for any of the following:

    a.  Acquired Immune Deficiency Syndrome (AIDS), AIDS-related complex (ARC), or any other
        AIDS-related condition, or received a positive result of an HIV test?...................... [ ]   [ ]

    b.  Alzheimer's Disease, Organic Brain Syndrome, Mental Retardation, Malignant Brain
        Tumor, Benign Brain Tumor (within the past 60 months), Senility, Confusion, Disorientation,
        Schizophrenia, Memory Loss or Dementia?.................................................... [ ]  [ ]

    c.  Parkinson's Disease, Multiple Sclerosis, Lou Gehrig's Disease/Amyotrophic Lateral
        Sclerosis (ALS), Systemic Lupus Erythematosus or Peripheral Neuropathy?.....................[ ]  [ ]

    d.  More than one Stroke or Trans-Ischemic Attack (TIA), Congestive Heart Failure,
        Cerebral Vascular Disease, Neurogenic Bladder, Kidney Failure, Chronic Obstructive
        Pulmonary Disease (COPD), Respiratory Failure, Cirrhosis of the Liver, or unoperated
        Aneurysm?.................................................................................. [ ]  [ ]

2.  Are you confined to bed or house or require assistance or supervision or limited in any way from performing any of the following daily activities: bathing, continence, eating, dressing, toileting, transferring (moving into or out of a bed, chair, or wheel chair)?........ [ ]  [ ]

3.  Are you using any medical appliance such as but not limited to, oxygen equipment
    (Continuous Positive Airways Pressure, CPAP machine not included) or dialysis equipment or dependent on the use of the walker, a wheelchair, or other motorized ambulatory device?........ [ ]  [ ]

4.  Do you have an authorized Power of Attorney in place currently, due to any present or past, mental or physical disability?..................................................................[ ]  [ ]

5.  Are you eligible for or receiving disability benefits? (Disability benefits received as a result of military service are not included in the above question.)............................ [ ]  [ ]

6.  Are you a foreign national (not a citizen of the United States of America), or do you reside or have any plans to reside outside of the United States or Canada?............................... [ ]  [ ]

=============================================================================================================
E. JOINT CONTRACT OWNER - OPTIONAL (Spouse only, unless prohibited by law)
=============================================================================================================

     Name of Joint Contract Owner of Annuity (last, first, middle initial)                        Sex  M /  F
                                                                           -------------------
     Date of Birth          /       /         Age Last Birthday           Social Security Number
                     --------------------                      ---                             --------------
     Address                                  City                    State                     Zip
            -----------------------------------       ----------------        -----------------      --------
     County                                      Relationship to Proposed Insured
            -----------------------------------                                   ---------------------------
--------------------------------------------------------------------------------------------------------------

APO-4453-OH                                                          (O4/1999)

----------------------------------------------------------------------------------------------------------------------
F.   BENEFICIARY DESIGNATION
----------------------------------------------------------------------------------------------------------------------
                                                                         Relationship      Social           Birthdate
Primary  Contingent      Print Full Name (Last, First, MI)  Allocation   to Annuitant  Security Number     MM/DD/YYYY
   [ ]       [ ]                                                      %
                         ---------------------------------  ----------   ------------  ---------------  --------------
   [ ]       [ ]                                                      %
                         ---------------------------------  ----------   ------------  ---------------  --------------
   [ ]       [ ]                                                      %
                         ---------------------------------  ----------   ------------  ---------------  --------------
   [ ]       [ ]                                                      %
                         ---------------------------------  ----------   ------------  ---------------  --------------

========================================================================================================================
G.   INSURANCE INFORMATION
========================================================================================================================
1.   a.  List all Long Term Care Insurance now in force OR lapsed on the proposed Insured.  If None, write "NONE."
------------------------------------------------------------------------------------------------------------------------
                                                                                                         CONTRACT OWNER
        COMPANY    POLICY NUMBER        TO BE            REQUESTED           YEAR         LAPSE                OR
                                      REPLACED?       EFFECTIVE DATE?       ISSUED         DATE         PROPOSED INSURED
------------------------------------------------------------------------------------------------------------------------
                                   [ ]  YES [ ] NO
------------------------------------------------------------------------------------------------------------------------
                                   [ ]  YES [ ] NO
------------------------------------------------------------------------------------------------------------------------
                                   [ ]  YES [ ] NO
------------------------------------------------------------------------------------------------------------------------
                                   [ ]  YES [ ] NO
------------------------------------------------------------------------------------------------------------------------

b.  Will the contract applied for replace existing Annuities on the Contract Owner or Long Term Care           YES   NO
    Insurance on the proposed Insured? (If "Yes", so indicate party beside A above.).........................  [ ]   [ ]

        (Complete and send replacement and/or 1035 forms where applicable.)

    c.  Is the proposed Insured now applying for Long Term Care Insurance with any other company? If "Yes", state the company and daily benefit amount being applied for.........................................  [ ]  [ ]
        _______________________________________________________________________________________________________
        _______________________________________________________________________________________________________

    d.  List all health policies that are still in force, or lapsed, that the agent/broker has sold the proposed Insured within the past five years.
        _______________________________________________________________________________________________________
        _______________________________________________________________________________________________________
        _______________________________________________________________________________________________________

================================================================================
H.   PURCHASE PAYMENT ALLOCATIONS
================================================================================
Annuity Purchase Payments will be allocated to the Nationwide Separate Account Trust Money Market Fund Sub-Account until the end of the Free Look Period. When this period ends, your Annuity Value will be allocated to the Sub-Account(s) indicated below. Selections must be in whole percentages and total 100%. (Rider Premium Payments do not receive any investment earnings.)

The underlying mutual fund options listed on this application are only available in variable annuity insurance products issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. They are NOT offered to the general public directly.

AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC.
_____ % VP Income & Growth
_____ % VP International
_____ % VP Value

DREYFUS
 _____% Socially Responsible Growth Fund, Inc.
 _____% Stock Index Fund, Inc.

DREYFUS VARIABLE INVESTMENT FUND
 _____% Capital Appreciation Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS
FUND
 _____% VIP Equity-Income Portfolio (Service Class)
 _____% VIP Growth Portfolio (Service Class)
 _____% VIP High Income Portfolio (Service Class)
 _____% VIP Overseas Portfolio (Service Class)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
 _____% VIP II Contrafund Portfolio (Service Class)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
 _____% VIP III Growth Opportunities Portfolio (Service Class)

MORGAN STANLEY UNIVERSAL FUNDS, INC.
 _____% Emerging Markets Debt Portfolio


NATIONWIDE SEPARATE ACCOUNT TRUST
 _____% Capital Appreciation Fund
 _____% Government Bond Fund
 _____% Money Market Fund
 _____% Total Return Fund

NATIONWIDE SUBADVISED FUNDS
      Fund Name (Subadvisor) %
 _____% Balanced Fund (Salomon Brothers)
 _____% Equity Income Fund (Federated)
 _____% Global Equity Fund (JP Morgan)
 _____% High Income Bond Fund (Federated)
 _____% Multi Sector Bond Fund (Salomon Brothers)
 _____% Select Advisers Mid Cap Fund (United Asset Managers)
 _____% Small Cap Value Fund (Dreyfus)
 _____% Small Company Fund (Multi Managers)
 _____% Strategic Growth Fund (Strong)
 _____% Strategic Value Fund (Strong/Schafer)

NEUBERGER & BERMAN ADVISORS
MANAGEMENT TRUST
 _____% AMT Guardian Portfolio
 _____% AMT Mid-Cap Growth Portfolio
 _____% AMT Partners Portfolio

OPPENHEIMER VARIABLE ACCOUNT FUNDS
 _____% Aggressive Growth Fund
 _____% Growth Fund
 _____% Growth & Income Fund

VAN ECK WORLDWIDE INSURANCE TRUST
 _____% Worldwide Emerging Markets Fund
 _____% Worldwide Hard Assets Fund

VAN KAMPEN LIFE INVESTMENT TRUST
 _____% Morgan Stanley Real Estate Securities
        Portfolio

WARBURG PINCUS TRUST
 _____% Growth & Income Portfolio
 _____% International Equity Portfolio
 _____% Post-Venture Capital Portfolio

MVA/GUAR. TERM OPTION
 _____% 3 Year         $1,000 minimum
 _____% 5 Year         for each MVA/GTO
 _____% 7 Year         option.
 _____% 10 Year

NATIONWIDE LIFE INSURANCE CO.
 _____% Fixed Account
================================================================================
APO-4453-OH                                                           (04/1999)

========================================================================================
I.   SUITABILITY QUESTIONS
========================================================================================
DOES OR HAS THE CONTRACT OWNER:                                               YES   NO
1.  Understand that the death benefits and Annuity Value may increase or decrease depending on the investment experience of the variable account?................................................................... [ ] [ ]

2.  Believe that this Contract will meet the insurance needs of the Contract
    Owner(s) and the proposed Insured, and their financial
    objectives?................................................................ [ ] [ ]

3.   Received the following items:

     a.  Current copy of the prospectus?....................................... [ ] [ ]

     b.  Outline of Coverage for the contract applied for?..................... [ ] [ ]

     c.  The applicable Shopper's Guide or Buyer's Guide?.......................[ ] [ ]

     d.  The completed Personal Worksheet?......................................[ ] [ ]

     e.  Things You Should Know Before You Buy Long Term Care Insurance
         Publication?...........................................................[ ] [ ]

=======================================================================================
J.   PART II - MEDICAL QUESTIONS (To be answered by the proposed Insured)
=======================================================================================
                                                                                YES  NO
1.  Has the proposed Insured experienced, or is the proposed Insured experiencing any difficulties such as shortness of breath, dizziness, or leg cramps when 4 blocks are walked at a normal pace?................... [ ] [ ]

2. During the past 12 MONTHS has the proposed Insured:
     a.  Been confined to a hospital, nursing home, or other facility?..........[ ] [ ]
     b.  Received home care services, physical or rehabilitative therapy?.......[ ] [ ]
     c.  Sought medical advice or treatment for loss of appetite, falling, fainting, unstable gait, bladder control, dizziness, or
         deterioration of vision?.............................................. [ ] [ ]
     d.  Been limited in any way, or used any equipment such as crutches to aid in mobility?.......................................................[ ] [ ]
     e.  During the past 12 MONTHS, used any tobacco products, including but not limited to cigarettes, pipe, cigar or chewing tobacco?.........[ ] [ ]

3.  DURING THE PAST 10 YEARS HAS THE PROPOSED INSURED EVER BEEN DIAGNOSED OR HAD
    SYMPTOMS OF OR CONSULTED FOR OR RECEIVED MEDICATION FOR, OR BEEN TREATED BY
    A MEMBER OF THE MEDICAL PROFESSION FOR ANY OF THE FOLLOWING CONDITIONS:
     a.  Alcoholism, Drug or Substance Abuse?...................................[ ] [ ]
     b.  Amputation, Arthritis (Prescription Drugs), Fractures or Joint
         Replacement, Inflammatory Arthritis of any type, Osteoporosis, or Spine or Back Disorders?............................................[ ] [ ]
     c.  Anemia, Cancer, Epilepsy, Meniere's Disease, Sleep Apnea,
         Ulcerative Colitis, or Other Inflammatory Bowel Disease?...............[ ] [ ]
     d.  Dizziness (other than Meniere's Disease), Macular Degeneration?........[ ] [ ]
     e.  Anxiety, Depression, Mental, Nervous, Psychotic, or Neurological
         Disorders?.............................................................[ ] [ ]
     f.  Angina (Chest Pain), Angioplasty, Arrhythmia, Coronary Artery
         Disease, Heart Attack, Heart Surgery? .................................[ ] [ ]
     g.  Arteriosclerosis, Carotid Artery Disease, Peripheral Vascular
         Disease (Reduced circulation in extremities), Phlebitis or Skin
         Ulcers?................................................................[ ] [ ]
     h.  Diabetes Mellitus, Kidney or Renal Failure?............................[ ] [ ]

4.   TO THE BEST OF YOUR KNOWLEDGE AND BELIEF; HAVE YOU EVER BEEN TREATED
        FOR OR DIAGNOSED AS HAVING ANY OF THE FOLLOWING CONDITIONS:
     a.  Significant Heart Defects, Disease or Disorder (other than Mitral
         Valve Prolapse or Functional Heart Murmur)?............................[ ] [ ]
     b.  Respiratory Disorders (other than Asthma or Acute Bronchitis)?.........[ ] [ ]
     c.  Amputation, Joint Disorder or Replacement?.............................[ ] [ ]
     d.  Stroke, Transient Ischemic Attack (TIA)?...............................[ ] [ ]
     e.  Chronic Obstructive Pulmonary Disease (COPD)?..........................[ ] [ ]
     f.  Black Lung?............................................................[ ] [ ]

5.   Within the last 5 YEARS, have you been treated by a health professional for any condition(s) not named above, or contemplated or advised to have any surgery, hospitalization treatment, test or referral that was not completed?...........................................[ ] [ ]
=======================================================================================
APO-4453-OH                                                           (04/1999)

===============================================================================
6. Please list the details of the physician who treated the proposed Insured for any "Yes" answers to questions 1 through 5.
===============================================================================

Question # _____ Name of Medical Condition   Treatment Dates From/To   Physician's Name



-----------------------------------------------------------------------------------------------
Prescription Medication and Dosage           Treatment Other Than      Address and Phone Number
                                             Prescription Drugs


-----------------------------------------------------------------------------------------------
Question #_____  Name of Medical Condition   Treatment Dates From/To   Physician's Name




-----------------------------------------------------------------------------------------------
Prescription Medication and Dosage           Treatment Other Than      Address and Phone Number
                                             Prescription Drugs



-----------------------------------------------------------------------------------------------
Question #_____  Name of Medical Condition   Treatment Dates From/To   Physician's Name




-----------------------------------------------------------------------------------------------
Prescription Medication and Dosage           Treatment Other Than      Address and Phone Number
                                             Prescription Drugs



-----------------------------------------------------------------------------------------------
Question #_____  Name of Medical Condition   Treatment Dates From/To   Physician's Name




-----------------------------------------------------------------------------------------------
Prescription Medication and Dosage           Treatment Other Than      Address and Phone Number
                                             Prescription Drugs



-----------------------------------------------------------------------------------------------
Question #_____  Name of Medical Condition   Treatment Dates From/To   Physician's Name




-----------------------------------------------------------------------------------------------
Prescription Medication and Dosage           Treatment Other Than      Address and Phone Number
                                             Prescription Drugs



===============================================================================
                                                                         YES NO
7.   Are there any prescriptions being taken other than listed above?
     If "Yes", please list...........................................    [ ] [ ]

     ----------------------------------------------------------------
8.   Has the proposed Insured ever had their driver's license suspended or revoked, or had more than one moving violation within the past three years?  If "Yes", give details..............................  [ ] [ ]

     ------------------------------------------------------------------
===============================================================================
K.   SPECIAL INSTRUCTIONS
===============================================================================



===============================================================================
APO-4453-OH                                                           (04/1999)

===============================================================================
L.   INFLATION PROTECTION COVERAGE
===============================================================================
I (We) the Contract Owner(s) have been informed of right to purchase an inflation protection benefit which increases the disability dollar benefit limits annually based on the options chosen below. This benefit and the costs have been fully explained.

[ ] I (WE) ELECT to have a compound inflation protection benefit rider of:
         [ ] 5      [[ ] 7      OR [ ] 10  percent ]

[ ] I (WE) DO NOT ELECT to have an inflation protection benefit. I (We) have reviewed the outline of coverage which compares the benefits and premiums of this policy with and without inflation protection. Specifically, I (We) have reviewed my (our) options, and I (We) reject inflation protection. I (We) understand that any optional benefit increase based on simple interest is not intended to account for reasonably anticipated increases in the costs of disability care services covered by the policy.
===============================================================================
M.   AGREEMENT, AUTHORIZATION AND SIGNATURES
===============================================================================
I (We) have read this application. I (We) understand each of the questions. All of the answers and statements on this form are complete and true to the best of my/our knowledge and belief.

If Partial Premiums are to be returned, Nationwide is to:

  [ ] Return the Partial Premiums   [ ]  Transfer the Partial Premiums as a
      to the Payor.                      Purchase Payment to the Annuity.

I (We) understand and agree that:

1. This application, any amendments to it, and any related medical examinations will become a part of the Contract and are the basis of any insurance issued upon this application.
2. Any person who submits an application or a claim containing a false or deceptive statement, and does so with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, is guilty of insurance fraud.
3. No medical examiner and no agent or other representative of Nationwide may accept risks or make or change any contract, or waive or change any of the Company's rights or requirements.
4. If the full Premium Payment is made in exchange for a Temporary Insurance Receipt (with the same date and number as this form), Nationwide will only be liable to the extent set forth in that receipt.
5. IF THE FULL PREMIUM AND PURCHASE PAYMENT IS NOT PAID WITH THIS APPLICATION, THEN INSURANCE WILL ONLY TAKE EFFECT WHEN ALL OF THE FOLLOWING CONDITIONS ARE MET:
    A.  A CONTRACT IS ISSUED BY NATIONWIDE AND IS ACCEPTED BY ME(US); AND
    B.  THE FULL PREMIUM AND PURCHASE PAYMENT IS PAID; AND
    C. ALL THE ANSWERS AND STATEMENTS MADE ON THE APPLICATION, MEDICAL EXAMINATION(S) AND AMENDMENTS CONTINUE TO BE TRUE TO THE BEST OF MY/OUR KNOWLEDGE AND BELIEF.
6. Should this application fail underwriting all premiums and purchase payments will be returned to the payor.

I (We) have received the pre-notice form of the Fair Credit Reporting Act of 1970 and the Medical Information Bureau disclosure form. I (We) certify that the Social Security Number given is correct and complete.

I, the proposed Insured, authorize: any licensed physician or medical practitioner; any hospital, clinic or other medical or medically related facility; any insurance company; the Medical Information Bureau; or any other organization, institution or person who has knowledge of me; to give information relevant to this application to the Medical Director of the Nationwide Life Insurance Company, or its reinsurers. This authorization includes information about drugs, alcoholism or mental illness. This authorization, or a copy of it, will be valid for a period of not more than two and one-half years from the date it was signed.

    [ ] THE FULL PREMIUM AND PURCHASE PAYMENT IS BEING SENT WITH THE
        APPLICATION.

    [ ] THE FULL PREMIUM AND PURCHASE PAYMENT IS NOT BEING SENT WITH THE
        APPLICATION.

I acknowledge that I have received a copy of the current prospectus for this variable annuity contract.

    [ ] Yes   [ ] No  Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance
    [ ] Please send me a copy of the Statement of Additional Information to the Prospectus.

Signed at_________________________, on __________________________, ___________.

-------------------------------------------
I have truly and accurately recorded all Contract Owner
and proposed Insured's answers on this application and
have witnessed his/her/their signature(s) hereon.

To the best of my knowledge, the insurance applied for [ ]        ----------------------------------
 will [ ] will not (CHECK ONE) replace any life insurance,           Signature of Proposed Insured
 annuity, or long term care policy.

---------------------------------------------------------         ----------------------------------
Licensed Resident Agent Signature           Firm                     Signature of Contract Owner

--------------------------------------------------------
Agent's Name (Print)                 License ID Number
------------------------------------------                        ----------------------------------
NO.                                                                    Signature of Joint Owner

===============================================================================
APO-4453-OH                                                           (04/1999)




------------------------------------------------------------------------------------------------------------------------------------
                                                          AGENT CERTIFICATE
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------------------
         ANNUITY DEATH BENEFIT OPTION                                        DISABILITY BENEFIT SELECTIONS
----------------------------------------------- ------------------------------------------------------------------------------------

(If no option selected, the Death Benefit       Maximum Lifetime Benefit:    |_|3     |_|4    |_| 5  or  |_| 10  years  |_| Lifetime
will be the standard Anniversary)                                            (1095)   (1460)  (1825)     (3650)  days

|_|  Standard Anniversary                       Compound Inflation Protection Rider:       |_|5%       |_|7%       |_|10%

|_| 1-Year Anniversary *                        Simple Interest Rider:       |_|5%      |_|7%      |_|10%

* Additional charge, please see prospectus      Elimination Period:   |_| 30    |_| 90    |_|180   or  |_| 365 days   |_| 730 days
  Available to annuitants aged less than 85
                                                Maximum Daily Facility Benefit:  $__________________ (100 to 500 dollars in $10 increments.)

                                                Maximum Home Health Care Benefit:   |_| 50%  or  |_|100% of Maximum Daily Facility
                                                Benefit.
----------------------------------------------- ------------------------------------------------------------- ------------------
Unless indicated below Nationwide will order
requirements. I have ordered:
                                                        ____________________________________________________
YES  NO        REQUIREMENTS                                       Licensed Resident Agent Signature
 |_|  |_|  Physical Measurements
 |_|  |_|  Oral/HIV                                     ___________________________                                  Initial
 |_|  |_|  Urine/HIV                                                Date                                           Confirmation
 |_|  |_|  Urine
 |_|  |_|  APR(Medical Records)                         ____________________________________________________
|_|   |_|  Part II Medical Questions                                      Print Agent Name
 |_|  |_|  Personal History Interview
 |_|  |_|  Face to Face Assessment                      ________________________  __________________________
 |_|  |_|  Other________________________________            Social Security #             E-Mail Address
                                                                                                                |_| Confirmation Via
Paramedical Company                                     ____________________________________________________        E-Mail
                                                                            Name of Firm
_______________________________________________
                                                        ________________________  __________________________
                                                            Telephone Number                 Fax Number         |_| Confirmation Via
                                                                                                                    Telephone
                                                        ____________________________________________________
                                                           Address for Communication and Contract Mailing       |_| Confirmation Via
                                                                                                                    Fax

----------------------------------------------  ----------------------------------------------------------------- ------------------












APO-4453-OH                                                            (04/1999)

                               PERSONAL WORKSHEET

People buy disability insurance for many reasons. Some do not want to use their own assets to pay for long-term care needs arising from disability care. Some buy insurance to make sure they can choose the type of care they receive, while others do not want family members to have to pay for care or do not want to go on Medicaid. Long-term care needs arising from disability may be expensive, and may not be right for everyone. By state law, the insurance company must ASK you to fill out this worksheet to help you and the company decide if you should buy this contract.

MARITAL STATUS
Contract Owner      |_| Married    |_| Single    |_| Other    |_| Number of Dependents (Excluding self) ______________
Proposed Insured    |_| Married    |_| Single    |_| Other    |_| Number of Dependents (Excluding self) ______________

PREMIUM
Contract Owner
The Purchase Payment for the Annuity and the Premium for the disability coverage you are thinking about buying will be $_____________________.

The company cannot increase premiums in the future.
How will you pay the single premium?
Contract Owner        |_| From my Income        |_|From my Savings\Investments
                      |_|My Family will pay
INCOME
What is your annual income? (check one)
Contract Owner        |_| Under $45,000     |_| $45-60,000      |_|$60-75,000       |_|$75-$100,000       |_|Over $100,000
Proposed Insured      |_| Under $45,000     |_| $45-60,000      |_|$60-75,000       |_|$75-$100,000       |_|Over $100,000

How do you expect your income to change over the next 10 years? (check one)
Contract Owner        |_| No change         |_| Increase        |_|Decrease
Proposed Insured      |_| No change         |_| Increase        |_|Decrease

      Because this product is a single premium product, we would expect that the premium would be paid from sources other than current income.

SAVINGS AND INVESTMENTS
Not counting your home, about how much are all your assets worth (your savings and investments)? (check one)
Contract Owner        |_| Under $100,000       |_|$100,000-$200,000       |_|$200,000-$300,000       |_| Over $300,000
Proposed Insured      |_| Under $100,000       |_|$100,000-$200,000       |_|$200,000-$300,000       |_| Over $300,000
How do you expect your assets to change over the next ten years? (check one)
Contract Owner        |_| Stay about the same        |_|Increase         |_|Decrease
Proposed Insured      |_| Stay about the same        |_|Increase         |_|Decrease

      If you are buying this contract to protect your assets and your assets are less than $100,000, you may wish to consider other options for financing your disability.
INDEBTEDNESS
Contract Owner        |_| Under $50,000        |_|$50,000-$100,000        |_|$100,000-$200,000       |_| Over $200,000
Proposed Insured      |_| Under $50,000        |_|$50,000-$100,000        |_|$100,000-$200,000       |_| Over $200,000
How do you expect your indebtedness to change over the next ten years? (check one)
Contract Owner        |_| Stay about the same        |_|Increase         |_|Decrease
Proposed Insured      |_| Stay about the same        |_|Increase         |_|Decrease
PURPOSE OF THE ANNUITY
Contract Owner
|_| Retirement Income      |_|Gift                          |_|Diversified Investment        |_|Accumulated Savings
|_| Long Term Care         |_|Pass $ to Next Generation     |_|Professional Management       |_|Other _______________

APO-4453-OH                                                            (04/1999)

DISCLOSURE STATEMENT
|_| The answers to the questions above describe my financial situation. |_| I choose not to complete this information.

Signed:___________________________________________    __________________________
                      (Contract Owner)                          (Date)

Signed:___________________________________________    __________________________
                        (Joint Owner)                           (Date)

Signed:___________________________________________    __________________________
                     (Proposed Insured)                         (Date)

I explained to the applicant the importance of completing this information.

Signed:___________________________________________    __________________________
                          (Agent)                               (Date)

Agent's Printed Name:______________________________________

My agent has advised me that this contract does not seem suitable for me. However, I still want the company to consider my application.

Signed:___________________________________________    __________________________
                      (Contract Owner)                          (Date)

Signed:___________________________________________    __________________________
                        (Joint Owner)                           (Date)

The company may contact you to verify your answers.

Home Office Suitability Approval

Signed:___________________________________________    __________________________
                        (Principal)                             (Date)


APO-4453-OH                                                            (04/1999)

This receipt must not be detached and in no event will there be any temporary insurance unless the full premium required by the Company has been paid at the time of this application.

                         TEMPORARY INSURANCE RECEIPT NO.
                NATIONWIDE LIFE INSURANCE COMPANY, COLUMBUS, OHIO

Received from ________________________ this _____ day of ____________ , ______

the sum of ____________________________ dollars ($                ).

The temporary insurance that is provided by this receipt is for the coverage afforded by the Premium deposit that is associated with the application having the same date and number as this receipt; except that the total coverage with this Company under this and all other receipts will not exceed $250 Maximum Daily Facility Benefit on the proposed Insured, regardless of the total amount(s) or number of receipts or applications.

If coverage afforded by this single Premium is more than $250 Maximum Daily Facility Benefit on the proposed Insured under this and/or any other application, the Company's liability will be no more than $250 Maximum Daily Facility Benefit on the proposed Insured, plus a prorated return of Premium submitted in excess of the Premium required to afford the $250 Maximum Daily Facility Benefit of insurance coverage.

Temporary insurance for the proposed Insured will be in force on the date of this receipt, subject to the terms of the contract applied for in this application. Coverage will end on the earliest of:

    1. The date the Contract is issued. (The Contract will replace the temporary insurance.)

    2. The date the Company returns the Premium and mails a written notice to the Applicant(s) that said insurance has ended for each proposed Insured.

    3. The 60th day after the date of this receipt (unless the receipt has been replaced earlier or has ended as noted in 1 or 2).


Fraud or material misrepresentation in this application voids the agreement. In such cases, the Company's only liability is for a refund of the Premium made.

If the proposed Insured becomes disabled by suicide attempt, the Company's only liability with respect to that person under this receipt is for a refund of payment made for that person's portion of the insurance applied for.

---------------------------------------------------
I have read and agree to the terms of this receipt.   -----------------------------------
                                                      Licensed Resident Agent Signature

---------------------------------------------------
          Signature of Contract Owner                -----------------------------------
                                                                     Date
----------------------------------------------------



                                IMPORTANT NOTICE
                       DETACH AND GIVE TO PROPOSED INSURED
  PRE-NOTICE OF PROCEDURES AS REQUIRED BY THE FAIR CREDIT REPORTING ACT OF 1970

This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

1. An investigative consumer report may be made whereby information is obtained through personal interviews with yourself, your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and

2. Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. Requests for additional information should be addressed to Nationwide Life Insurance Company, [Box 16786], Columbus, Ohio [43216].


                  MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

Information regarding your insurability will be treated as confidential. Nationwide Life Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number
(617) 426-3660.

Nationwide Life Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

APO-4453-OH                                                           (OH/1999)

                        NATIONWIDE LIFE INSURANCE COMPANY
                   [P.O. Box 16786], Columbus, OH [43216-6786]
               Phone No. [1-800-xxx-xxxx] Fax No. [1-800-xxx-xxxx]

===============================================================================
                           PART II - MEDICAL QUESTIONS
                    (To be answered by the proposed Insured)
===============================================================================
                                                                    YES    NO

1.  Has the proposed Insured experienced, or is the proposed
    Insured experiencing any difficulties such as shortness
    of breath, dizziness, or leg cramps when 4 blocks are
    walked at a normal pace?....................................    [ ]    [ ]

2.  During the past 12 MONTHS has the proposed Insured:

    a.  Been confined to a hospital, nursing home, or other
        facility?..............................................     [ ]    [ ]

    b.  Received home care services, physical or
        rehabilitative therapy?................................     [ ]    [ ]

    c.  Sought medical advice or treatment for loss of
        appetite, falling, fainting, unstable gait, bladder
        control, dizziness, or deterioration of vision?........     [ ]    [ ]

    d.  Been limited in any way, or used any equipment such
        as crutches to aid in mobility?........................     [ ]    [ ]

    e.  During the past 12 MONTHS, used any tobacco
        products, including but not limited to cigarettes,
        pipe, cigar or chewing tobacco?........................     [ ]    [ ]

3.  DURING THE PAST 10 YEARS HAS THE PROPOSED INSURED EVER
    BEEN DIAGNOSED OR HAD SYMPTOMS OF OR CONSULTED FOR OR
    RECEIVED MEDICATION FOR, OR BEEN TREATED BY A MEMBER OF
    THE MEDICAL PROFESSION FOR ANY OF THE FOLLOWING
    CONDITIONS:

    a.  Alcoholism, Drug or Substance Abuse?....................    [ ]    [ ]

    b.  Amputation, Arthritis (Prescription Drugs),
        Fractures or Joint Replacement, Inflammatory
        Arthritis of any type, Osteoporosis, or Spine or
        Back Disorders?.........................................    [ ]    [ ]

    c.  Anemia, Cancer, Epilepsy, Meniere's Disease, Sleep
        Apnea, Ulcerative Colitis, or Other Inflammatory
        Bowel Disease?..........................................    [ ]    [ ]

    d.  Dizziness (other than Meniere's Disease), Macular
        Degeneration?...........................................    [ ]    [ ]

    e.  Anxiety, Depression, Mental, Nervous, Psychotic, or
        Neurological Disorders?.................................    [ ]    [ ]

    f.  Angina (Chest Pain), Angioplasty, Arrhythmia,
        Coronary Artery Disease, Heart Attack, Heart
        Surgery?................................................    [ ]    [ ]

    g.  Arteriosclerosis, Carotid Artery Disease, Peripheral
        Vascular Disease (Reduced circulation in
        extremities), Phlebitis or Skin Ulcers?.................    [ ]    [ ]

    h.  Diabetes Mellitus, Kidney or Renal Failure?.............    [ ]    [ ]

4.  TO THE BEST OF YOUR KNOWLEDGE AND BELIEF; HAVE YOU EVER
    BEEN TREATED FOR OR DIAGNOSED AS HAVING ANY OF THE
    FOLLOWING CONDITIONS:

    a.  Significant Heart Defects, Disease or Disorder
        (other than Mitral Valve Prolapse or Functional
        Heart Murmur)?..........................................    [ ]    [ ]

    b.  Respiratory Disorders (other than Asthma or Acute
        Bronchitis)?............................................    [ ]    [ ]

    c.  Amputation, Joint Disorder or Replacement?..............    [ ]    [ ]

    d.  Stroke, Transient Ischemic Attack (TIA)?................    [ ]    [ ]

    e.  Chronic Obstructive Pulmonary Disease (COPD)?...........    [ ]    [ ]

    f.  Black Lung?.............................................    [ ]    [ ]

5.  Within the last 5 YEARS, have you been treated by a
    health professional for any condition(s) not named
    above, or contemplated or advised to have any surgery,
    hospitalization treatment, test or referral that was not
    completed?..................................................    [ ]    [ ]

===============================================================================
APO-4453-B-OH                                                        (04/1999)

===============================================================================
6.   Please list the details of the physician who treated the proposed
     Insured for any "Yes" answers to questions 1 through 5.
===============================================================================

Question #_____  Name of Medical Condition   Treatment Dates From/To   Physician's Name




-------------------------------------------------------------------------------------------------------
Prescription Medication and Dosage           Treatment Other Than      Address and Phone Number
                                             Prescription Drugs



-------------------------------------------------------------------------------------------------------
Question #_____  Name of Medical Condition   Treatment Dates From/To   Physician's Name




-------------------------------------------------------------------------------------------------------
Prescription Medication and Dosage           Treatment Other Than      Address and Phone Number
                                             Prescription Drugs



-------------------------------------------------------------------------------------------------------
Question #_____  Name of Medical Condition   Treatment Dates From/To   Physician's Name




-------------------------------------------------------------------------------------------------------
Prescription Medication and Dosage           Treatment Other Than      Address and Phone Number
                                             Prescription Drugs



-------------------------------------------------------------------------------------------------------
Question #_____  Name of Medical Condition   Treatment Dates From/To   Physician's Name




-------------------------------------------------------------------------------------------------------
Prescription Medication and Dosage           Treatment Other Than      Address and Phone Number
                                             Prescription Drugs



-------------------------------------------------------------------------------------------------------
Question #_____  Name of Medical Condition   Treatment Dates From/To   Physician's Name




-------------------------------------------------------------------------------------------------------
Prescription Medication and Dosage           Treatment Other Than      Address and Phone Number
                                             Prescription Drugs




===============================================================================
                                                                        YES NO
7.   Are there any prescriptions being taken other than listed above?
     If "Yes", please list..........................................    [ ] [ ]

     ----------------------------------------------------------------

8.   Has the proposed Insured ever had their driver's license suspended or revoked, or had more than one moving violation within
     the past three years?  If "Yes", give details..................    [ ] [ ]

     ----------------------------------------------------------------

===============================================================================

All the statements and answers on this form are complete and true to the best of my knowledge and belief, whether written by my own hand or not; and I agree that they are to be the basis for any insurance issued hereon.

I authorize: any licensed physician or medical practitioner; any hospital, clinic or other medical or medically related facility; any insurance company; the Medical Information Bureau; or any other organization, institution, or person who has knowledge of me (or of any other person who is proposed for insurance); to give that information to the Medical Director of the Nationwide Insurance Company, or its reinsurers. This authorization, or a copy of it, will be valid for a period of not more than one year from the date it was signed.

Signed at______________________________ this __________day of ___________, ____


__________________________________________  ___________________________________
        Signature of Witness                  Signature of Proposed Insured

===============================================================================
APO-4453-B-OH                                                        (04/1999)